This is filed pursuant to Rule 497(e).

File Nos. 333-19497 and 811-08009

OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated December 1, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Insurance Series Fund, dated April 4, 2006. You should retain your Statement of Additional Information and current supplements for future reference. You may obtain an additional copy of a Statement of Additional Information and all current supplements, free of charge, by calling 1-800-433-0051 or by accessing the Internet at www.omfunds.com.

The section of the SAI titled “Description of Permitted Investments” is hereby amended by adding the paragraph, below, immediately following the first paragraph under the heading “Futures Contracts” and the “Futures Transactions” sub-heading:

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Portfolios are subject to special calls for information by the Commodities Futures Trading Commission.

The section of the SAI titled “Purchases and Redemptions” is hereby amended by adding the following sub-sections, under their designated headings, to the end of such section:

REDEMPTIONS IN-KIND. It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Portfolio at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind.

PURCHASES IN-KIND. In certain circumstances, shares of the Portfolios may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Adviser is authorized, in its discretion, to effect purchase in-kind transactions for a Portfolio that meet certain conditions, which include, but are not limited to, the following:

1.

Purchase in-kind transactions must not dilute the interests of a Portfolio or its existing shareholders and, accordingly, must be effected at a Portfolio’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Portfolio.

2.

The Portfolio’s pricing agent shall value the securities tendered in the same manner in which the Portfolio’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

3.	The securities tendered must be “eligible” securities. Eligible securities are securities that:
(a)

meet the criteria for investment in the Portfolio by being, at a minimum, consistent with the Portfolio’s investment objective, strategy and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information;

(b)	are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and
(c)	have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.
4.	One or more portfolio managers disclosed in the Portfolio’s prospectus shall have approved the securities being tendered.
5.	Securities contributed to a Portfolio must be acquired for investment purposes and not for resale.
6.

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Portfolio.

The Adviser retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of a Portfolio or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Adviser with a list of the securities proposed to be delivered and the Adviser will inform the investor of the securities, if any, acceptable to the Portfolio. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Portfolio, along with the securities. Portfolio shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Portfolio has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors interested in purchasing Portfolio shares using securities should contact the Adviser for more information.

The section of the SAI titled “Tax Status, Dividends and Distributions” is hereby amended by adding the following sub-section, under its designated heading, to the end of the “Taxes” portion of such section:

TAX TREATMENT OF IN-KIND PURCHASES. If a Portfolio receives securities from an investor in exchange for shares of the Portfolio, the Portfolio will generally be treated as having acquired the securities by purchase from the investor. The Portfolio's tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Portfolio’s holding period in the securities will begin on that date.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-733 12/2006